UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SHF HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SHF HOLDINGS, INC.

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED OCTOBER 14, 2025

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS

To be held on November 6, 2025

Dear Stockholders of SHF Holdings, Inc.:

SHF Holdings, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), cordially invites you to attend a special meeting of the Company’s stockholders, which will be held on November 6, 2025 at 10:00 a.m., Mountain Time (the “Special Meeting”). The Special Meeting will be conducted as a virtual meeting of stockholders via live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. Our board of directors (the “Board”) has fixed the close of business on October 14, 2025 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment of the Special Meeting. Only stockholders of record at the close of business on the record date may vote at the meeting or at any adjournment thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401.

At the Special Meeting, our stockholders will be asked to consider and vote upon the following proposals, which are more fully described in the accompanying proxy statement (collectively, the “Proposals”):

1.	A proposal to authorize the Board, at its discretion, to file an amendment to the Company’s Certificate of Incorporation (as amended and/or restated to date, the “Certificate of Incorporation”) to increase the number of authorized shares of our common stock from 130,000,000 to 1,000,000,000 (the “Authorized Shares Amendment Proposal”);

2.	A proposal to approve the issuance of shares of our common stock issuable upon the (i) conversion of 31,052 shares of our Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), with a conversion price of $7.7644 and (ii) exercise of warrants with an exercise price of $7.7644 (the “SPA Warrants”) to acquire up to 1,999,543 shares of our common stock (the “SPA Issuance Proposal”);

3.	A proposal to approve the issuance of certain shares of our common stock to CREO Investments LLC (“CREO”) pursuant to that certain Common Stock Purchase Agreement (the “Purchase Agreement”), dated as of September 17, 2025, by and between us and CREO (the “Common Stock Issuance Proposal”);

4.	A proposal to approve, pursuant to Nasdaq Listing Rule 5635(c) (“Rule 5635(c)”), the participation by the Company’s management and a director in certain offerings of our common stock (the “Management Participation Proposal”);

5.	A proposal to grant our Board the authority to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding shares of our common stock within the range of 2-for-1 to 12-for-1, with the exact ratio to be determined by our Board (the “Reverse Stock Split Proposal”); and

6.	A proposal to adjourn the Special Meeting time to time, if necessary or appropriate, including to solicit additional votes in favor of one or more Proposal if there are not sufficient votes at the time of the Special Meeting to adopt such Proposal or to establish a quorum (the “Adjournment Proposal”).

It is anticipated that on or about October , 2025 we will commence mailing to our stockholders (other than those who previously requested electronic delivery) the proxy materials, which include this Notice of the Special Meeting, the proxy statement, and a proxy card.

To participate in the Special Meeting via the Internet, please visit www.virtualshareholdermeeting.com/SFHS2025SM. Registration to attend the Special Meeting virtually will open 15 minutes prior to the start time, beginning at 9:45 a.m., Mountain Time. After you register, you will receive an email with instructions about attending the Special Meeting, including a unique link to access the Special Meeting. You will not be able to attend the Special Meeting in person.

Whether or not you expect to attend via live webcast, your vote is important. The Board respectfully requests that you vote your stock, regardless of the number of shares you own, in the manner described in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Special Meeting.

Our Board recommends a vote “FOR” each Proposal.

By Order of the Board of Directors:

Terrance E. Mendez
Chief Executive Officer

YOUR VOTE IS IMPORTANT

You may vote your shares via the Internet, over the telephone, or by mail by marking, dating and signing the proxy card or voting instruction form and mailing it promptly in the return envelope provided.

www.proxyvote.com

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this proxy statement. All statements other than statements of historical facts contained in this proxy statement, including statements regarding effecting the reverse stock split, the timing of the reverse stock split, the principal effects of the reverse stock split, and the intended benefits of the reverse stock split, are forward-looking statements.

The words “anticipate,” “believe,” “could,” “expect,” “forecast,” “intend,” “may,” “potential,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results, including (without limitation):

●	the effect of the reverse stock split on the price or liquidity of our common stock;

●	the effect of a 20% Issuance (as defined below) on the price or liquidity of our common stock;

●	the amount, if any, and timing of the sales of our common stock pursuant to the Purchase Agreement;

●	the effect of our directors and/or officers’ purchase of our securities;

●	the effect of an increase in the number of authorized shares of our common stock on the price or liquidity of our common stock; or

●	our ability to maintain compliance with the listing standards of The Nasdaq Capital Market (“Nasdaq”).

We caution you that the foregoing list may not contain all of the forward-looking statements made in this proxy statement. We have based these forward-looking statements largely on our current expectations about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, those described in the Proposals and in our other filings with the Securities and Exchange Commission (the “SEC”). In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement to conform these statements to actual results or to changes in our expectations.

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SHF HOLDINGS, INC.

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The Board has delivered printed proxy materials to you by mail (unless you previously requested electronic delivery) and is soliciting your proxy to vote at the Special Meeting to be held on November 6, 2025 at 10:00 a.m., Mountain Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of the Special Meeting.

We are holding the Special Meeting virtually by means of a live webcast. There will not be a physical meeting location, and you will not be able to attend in person. As a stockholder, you are invited to attend the Special Meeting online and are entitled and requested to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may vote via the Internet, by telephone or by mailing a proxy card or voting instruction form.

It is anticipated that on or about October , 2025, we will commence mailing to our stockholders (other than those who previously requested electronic delivery) the proxy materials, which include the Notice of the Special Meeting, this proxy statement, and a proxy card.

What is included in these proxy materials?

These proxy materials include the Notice of the Special Meeting, this proxy statement, and a proxy card.

What am I voting on?

The Board is soliciting your proxy in connection with the Special Meeting to be held on November 6, 2025 at 10:00 a.m., Mountain Time, and any adjournment or postponement thereof. You are voting on the following Proposals:

1.	The Authorized Shares Amendment Proposal;

2.	The SPA Issuance Proposal;

3.	The Common Stock Issuance Proposal;

4.	The Management Participation Proposal;

5.	The Reverse Stock Split Proposal; and

6.	The Adjournment Proposal.

How does the Board recommend I vote?

Our Board recommends that the stockholders vote their shares “FOR” each Proposal.

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Will there be any other items of business addressed at the Special Meeting?

As of the date of this proxy statement, we are not aware of any other matters to be presented at the Special Meeting. If any other matter is properly brought before the Special Meeting, the proxy holders will vote on such matter in their discretion.

Who can vote at the Special Meeting?

Only stockholders at the close of business on October 14, 2025, the record date for the Special Meeting (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. As of the Record Date, there were 2,953,473 shares of our common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name

If on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly at the Special Meeting. You are also invited to participate in the Special Meeting. Your broker, bank or nominee (“broker”) has enclosed or provided voting instructions for you to use to direct the broker on how to vote your shares.

How do I vote?

Stockholders of Record

If you are a stockholder of record, there are four ways to vote:

●	By Internet at www.proxyvote.com. We encourage you to vote this way.

●	By touch tone telephone. Call toll-free at 1-800-690-6903.

●	By completing and mailing your proxy card.

●	At the Special Meeting.

Instructions on how to vote during the Special Meeting webcast are posted at www.virtualshareholdermeeting.com/SFHS2025SM. Votes submitted during the Special Meeting must be received no later than the closing of the polls at the Special Meeting. If you vote by proxy, your vote must be received by 5:00 p.m., Mountain Time, on November 5, 2025 to be counted.

The Internet voting procedure is designed to allow you to vote your shares and to confirm that your instructions have been properly recorded consistent with applicable law. Please see your proxy card for specific instructions. Stockholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers, and that there may be some risk a stockholder’s vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

Whether or not you plan to virtually attend the Special Meeting, we urge you to vote to ensure your vote is counted. You may still attend the Special Meeting and vote your shares if you have already voted by proxy. Only the latest vote you submit will be counted. For instructions on how to change your vote, see the “Can I change my vote or revoke my proxy?” section below.

Beneficial Owners

If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers Internet or telephone voting. We encourage you to vote by Internet or telephone if offered by your broker.

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Instead of directing your broker how to vote your shares, you may elect to attend the Special Meeting and vote your shares during the meeting if you obtain a legal proxy that gives you the right to vote the shares electronically via the Internet at the Special Meeting. Instructions on how to vote during the Special Meeting webcast are posted at www.virtualshareholdermeeting.com/SFHS2025SM. Votes submitted during the Special Meeting must be received no later than the closing of the polls at the Special Meeting.

How many votes do I have?

On each matter to be voted upon at the Special Meeting, you have one vote for each share of common stock you owned as of the Record Date.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. The presence at the Special Meeting, in person virtually or by proxy, of the holders of a majority of the shares of our common stock outstanding is necessary to constitute a quorum. As of the Record Date, there were 2,953,473 shares of our common stock entitled to vote at the Special Meeting.

If you are a stockholder of record, your shares will be counted as “present” at the Special Meeting if:

●	You attend and vote at the Special Meeting;

●	You have voted in advance by Internet or telephone; or

●	You have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the Special Meeting if your broker has voted on a discretionary item, or your broker has otherwise voted based on your instructions.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, then the chair of the Special Meeting or a majority of the shares present at the Special Meeting and entitled to vote may adjourn the meeting to another date until a quorum is present.

How many votes are needed to approve each proposal?

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, virtually or by proxy, at the Special Meeting.

Proposal	Voting Options	Vote Required
Proposal 1: Authorized Shares Amendment Proposal	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of the outstanding shares of common stock
Proposal 2: SPA Issuance Proposal	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter
Proposal 3: Common Stock Issuance Proposal	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter
Proposal 4: Management Participation Proposal	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter
Proposal 5: Reverse Stock Split Proposal	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter
Proposal 6: Adjournment Proposal	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter

Broker non-votes and abstentions will be considered votes “AGAINST” the Authorized Shares Amendment Proposal but will have no effect on the outcome of the vote on the other Proposals. We anticipate that the Authorized Shares Amendment Proposal will be considered “routine,” and therefore do not expect any broker non-votes on the Proposal.

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What happens if I do not give specific voting instructions?

Stockholder of Record

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Special Meeting. However, if you submit a proxy but no instructions are given, the shares represented by the proxy will be voted on your behalf “FOR” each Proposal in accordance with the recommendations of our Board.

In the event other business properly comes before the Special Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Beneficial Owner

For a beneficial owner of shares held in street name, if a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to certain Proposals. If a Proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. The determination of whether a proposal is “routine” or “non-routine” will be made by Nasdaq based on Nasdaq rules that regulate member brokerage firms. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present but may not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares. We anticipate that each of the SPA Issuance Proposal, the Common Stock Issuance Proposal, and the Management Participation Proposal will be considered “non-routine” and that the Authorized Shares Amendment Proposal, the Reverse Stock Split Proposal, and the Adjournment Proposal will be considered “routine.” We do not anticipate any broker non-votes for the “routine” Proposals.

How will my shares be voted if I sign and return my proxy card with no votes marked?

If you sign and return your proxy card with no votes marked, the proxy holders will vote your shares in accordance with the recommendations of the Board for each of the Proposals described in this proxy statement and in accordance with their best judgment on all other matters that may properly come before the Special Meeting.

How will my shares be voted if I mark “ABSTAIN” on my proxy card?

We will count a properly executed proxy card marked “ABSTAIN” as present for purposes of determining whether a quorum is present. Abstentions will be treated as votes “AGAINST” the Authorized Shares Amendment Proposal, but otherwise will not be counted as votes cast for or against any other given Proposal.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Special Meeting in any one of the following ways:

●	enter a timely new vote by Internet or telephone;

●	submit another properly completed, later-dated proxy card;

●	send a written notice that you are revoking your proxy to: SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401, Attention: Michael Regan, Chief Investment & Strategy Officer, which must be received no later than November 5, 2025; or

●	attend the Special Meeting webcast and vote during the meeting. Attending the Special Meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote. Only your last-submitted, timely vote will count at the Special Meeting.

Who counts the votes?

[●] has been appointed inspector of election by the Company and will tabulate votes at the Special Meeting.

How can I find out the voting results of the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Special Meeting.

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How can I participate the Special Meeting?

You are entitled to participate in the Special Meeting if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the meeting. We will be hosting the Special Meeting only by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. You will not be able to attend the Special Meeting in person. Registration will be open at 9:45 a.m., Mountain Time, on the day of the Special Meeting at www.virtualshareholdermeeting.com/SFHS2025SM. Upon completing your registration, you will receive further instructions that will allow you to access the Special Meeting. Please be aware that you must bear any costs or usage charges from Internet access providers and telephone companies.

How can I submit a question at the Special Meeting?

You may submit questions in advance of the Special Meeting at www.virtualshareholdermeeting.com/SFHS2025SM after logging in with your control number, but you will not be able to ask questions during the Special Meeting. We request that questions sent in advance be submitted by November 5, 2025 at 5:00 p.m., Mountain Time. We expect to respond to questions during the Special Meeting that are pertinent to the proposal at the Special Meeting. We may group together questions that are substantially similar to avoid repetition. Shortly after the Special Meeting, we may post questions and answers under the Investors section of our website at https://ir.shfinancial.org/. Information available on our website is not a part of, and is not incorporated into, this proxy statement. We have included our website address in this proxy statement/prospectus as an inactive textual reference.

What if I experience technical difficulties when accessing the Special Meeting?

If you have registered for the Special Meeting, you will receive a meeting access email on the day of the Special Meeting. Information regarding technical support, including a technical support phone number will be provided in the meeting access email.

Can I obtain a stockholder list?

A stockholder list will be available for examination by our stockholders at our principal executive offices at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401 during ordinary business hours throughout the ten-day period prior to the Special Meeting for any purpose germane to the Special Meeting.

What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing proxy materials in order to reduce printing and mailing expenses. The SEC’s householding rules allow us to deliver a single set of proxy materials to stockholders of record who share the same address. If you share an address with another stockholder and have received only one set of proxy materials, but you would prefer to continue receiving a separate set of proxy materials, you may request a separate set at no cost to you by writing to SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401, Attention: Michael Regan, Chief Investment & Strategy Officer, or by calling (303) 431-3435. Alternatively, if you are currently receiving multiple sets of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, the broker may deliver only one set of proxy materials to stockholders who have the same address unless the broker has received contrary instructions from one or more of the stockholders. If you wish to receive a separate set of proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate set. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single set in the future should contact their broker to request that only a single set be delivered to all stockholders at the shared address in the future.

What does it mean if I receive more than one voting instruction card?

If you receive more than one voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please vote using each voting instruction card to ensure that all of your shares are voted.

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Where can I view the proxy materials on the Internet?

We are making this proxy statement and voting instructions available to stockholders on or about October 2025, at https://ir.shfinancial.org/.

How can I receive a printed copy of the proxy materials?

Stockholder of Record

It is anticipated that on or about October , 2025, we will commence mailing to the stockholders of record (other than those who previously requested electronic delivery) the proxy materials, which include the Notice of the Special Meeting, this proxy statement, and a proxy card.

In addition, stockholders may request to receive proxy materials electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of printed materials.

Beneficial Owner

You may request a printed copy of the proxy materials by following the instructions provided to you by your broker.

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of our proxy statement are available on our website at https://ir.shfinancial.org/ and also may be obtained by emailing Michael Regan at michael.regan@shfinancial.org, by calling Mr. Regan at 720-826-6282, or by mail sent to Mr. Regan at our principal executive office, 1526 Cole Blvd., Suite 250, Golden, Colorado 80401.

Who will solicit proxies on behalf of the Board?

Proxies may be solicited on behalf of the Board by our directors, officers and regular employees, who will not receive any additional compensation for solicitation activities. The solicitation of proxies may be supplemented by telephone, facsimile, electronic mail, and personal solicitation by our directors, officers or other regular employees. You may also be solicited by press releases issued by us, additional mailings and postings on our corporate website.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing, mailing and distributing this proxy statement, the proxy card and any additional soliciting materials furnished to stockholders will be borne by us. The solicitation materials will be made available or furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names that are beneficially owned by others, so that they may provide access to or forward such solicitation materials to beneficial owners. In addition, we will reimburse these persons for their reasonable expenses in providing access to or forwarding these materials to the beneficial owners upon request. No additional compensation will be paid to our directors, officers or other employees who engage in the solicitation of proxies.

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PROPOSAL 1:

AUTHORIZED SHARES AMENDMENT PROPOSAL

On September 17, 2025, the Board approved an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 130,000,000 to 1,000,000,000 (the “Authorized Shares Amendment”). The affirmative vote of the majority of outstanding shares of common stock is required to approve the Authorized Shares Amendment Proposal. A copy of the Authorized Shares Amendment, which is in the form of a Certificate of Amendment to the Certificate of Incorporation (the “Proposal 1 Certificate of Amendment”), is attached to this proxy statement as Appendix A. The Authorized Shares Amendment makes no other changes to our Certificate of Incorporation, and the Proposal 1 Certificate of Amendment does not reflect the Reverse Stock Split (as defined below). See “Proposal 5: Reverse Stock Split Proposal.”

The Authorized Shares Amendment is intended to give the Company sufficient shares for any conversion of preferred stock or warrant and flexibility to issue common stock or securities convertible into common stock for general corporate purposes if an attractive opportunity to do so arises. The Company will be required to raise additional capital to execute its business plan, which may require us to issue additional shares of common stock or securities convertible into common stock, in public or private offerings, under convertible notes or other equity-linked securities, and to provide the Company with enough authorized and unissued shares for the exercises of outstanding warrants. The Company will also be required to issue shares pursuant to the terms of the Purchase Agreement and the SPA (as defined below). Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital in order to support its business objectives, and may lose important business opportunities, including to competitors, which could adversely affect the Company’s financial performance and growth. We may also be unable to fulfill our obligations under the Purchase Agreement and SPA without an increase in the number of authorized shares of common stock. If the Company issues additional shares, the ownership interests of holders of our common stock will be diluted. Also, if the Company issues shares of preferred stock, the shares may have rights, preferences and privileges senior to those of its common stock.

Description of the Authorized Shares Amendment

As of the Record Date, our current authorized capital stock of 131,250,000 consisted of 130,000,000 shares of Class A Common Stock and 1,250,000 shares of Preferred Stock, par value $0.0001 per share. The outstanding shares of our common stock are duly authorized, validly issued, fully paid and non-assessable. As of the date of this proxy statement, there were 2,953,473 shares of common stock outstanding, 111 shares of Series A Preferred Stock outstanding, 31,052 shares of Series B Preferred Stock outstanding and 601,851 warrants outstanding.

Under the terms of the Authorized Shares Amendment, the total number of authorized shares of capital stock will be increased to 1,001,250,000. The number of shares of Preferred Stock will remain unchanged at 1,250,000. The newly authorized 870,000,000 shares of Class A Common Stock will be identical to previously authorized shares of Class A Common Stock and will entitle the holders thereto to the same rights and privileges as holders of the previously authorized shares.

Common Stock

The common stock has such rights as are provided in the Certificate of Incorporation.

Voting Power

Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, under the Certificate of Incorporation, the holders of Class A Common Stock possess or will possess, as applicable, all voting power for the election of our directors and all other matters requiring stockholder action and are entitled or will be entitled, as applicable, to one vote per share on matters to be voted on by stockholders. Subject to certain limited exceptions, the holders of common stock shall at all times vote together as one class on all matters submitted to a vote of the holders of common stock under the Certificate of Incorporation.

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Preemptive or Other Rights

The Certificate of Incorporation does not provide for any preemptive or other similar rights.

Election of Directors

Our Board currently consists of five directors. The Board is divided into three classes, with the first class consisting of two directors with a term that expires in 2028, the second class consisting of three directors with a term that expires in 2026, and the third class consisting of one director with a term that expires in 2027. The directors shall serve until their respective successors are duly elected and qualified, or until their earlier resignation, removal, or death. Under our Certificate of Incorporation, directors are elected by a plurality voting standard, whereby each of our stockholders may not give more than one vote per share towards any one director nominee.

Anti-Takeover Effects of the Authorized Shares Amendment

An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which shareholders might otherwise deem favorable. For example, the authority of our Board to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional shares of common stock would dilute the voting power of the common stock then outstanding. Our common stock could also be issued to purchasers who would support our Board in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders.

The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the proposed Proposal 1 Certificate of Amendment to increase the number of authorized shares of common stock is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Authorized Shares Amendment Proposal that is not shared by our stockholders.

Procedure for Implementing the Increase in Authorized Shares

The Authorized Shares Amendment will become effective upon the filing of the Proposal 1 Certificate of Amendment with the Secretary of State of the State of Delaware.

Vote Required for Approval

Stockholders can vote “FOR,” “AGAINST” or “ABSTAIN” on the Authorized Shares Amendment Proposal.

The affirmative vote of the majority of the outstanding shares of common stock is required to approve the Authorized Shares Amendment Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established and will also be considered votes “AGAINST” the Authorized Shares Amendment Proposal. We anticipate the Authorized Shares Amendment Proposal to be a “routine” matter on which brokers may vote, and as such we do not anticipate any broker non-votes. Proxies solicited by the Board will be voted for approval of this Proposal unless otherwise instructed by you. If stockholder approval for this Proposal is not obtained, then the Authorized Shares Amendment will not be filed.

The Board recommends a vote “FOR” the Authorized Shares Amendment Proposal.

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PROPOSAL 2:

SPA ISSUANCE PROPOSAL

In accordance with Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), we are asking stockholders to approve the issuance of shares of our common stock issuable upon the (i) conversion of 31,052 shares of our Series B Convertible Preferred Stock and (ii) exercise of the SPA Warrants.

On September 30, 2025, we entered into a Securities Purchase Agreement (the “SPA”) with CREO and the other investors listed on the Schedule of Buyers attached thereto (collectively, the “Buyers”), pursuant to which the Buyers committed to purchase an aggregate of 31,052 shares of Series B Preferred Stock, as well as 22 SPA Warrants. The Series B Convertible Preferred Stock purchased by the Buyers may be converted into an aggregate total of 3,999,291 shares of our common stock, and the SPA Warrants entitle the Buyers to acquire up to an aggregate of 1,999,555 shares of our common stock upon their exercise. The terms, rights and preferences of the Series B Preferred Stock were approved by the Board pursuant to the provisions of the Company’s Certificate of Incorporation authorizing the issuance of preferred stock without further stockholder approval.

Why the Company Needs Stockholder Approval

We are seeking stockholder approval of the SPA Issuance Proposal in order to comply with Rule 5635(d). Under Rule 5635(d), stockholders must approve any  transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which, alone or together with sales by officers, directors or certain shareholders of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance (a “20% Issuance”) at a price that is the lower of: (i) the closing price immediately preceding the signing of a binding agreement related to a 20% Issuance or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”). In accordance with the terms of the SPA, we intend to conduct a 20% Issuance at a price that is less than the Minimum Price (the “SPA 20% Issuance”).

Effect on Current Stockholders

If the SPA Issuance Proposal is adopted, up to 5,998,846 shares of common stock (assuming the Management Participation Proposal is also adopted) would be issued in the aggregate to the Buyers upon conversion of the Series B Preferred Stock and exercise of the SPA Warrants, assuming all shares of Series B Preferred Stock are converted and the SPA Warrants are fully exercised. If the Management Participation Proposal is not also adopted, then only 5,943,977 shares of common stock would be issued in the aggregate to the Buyers upon conversion of the Series B Preferred Stock and exercise of the SPA Warrants, assuming all shares of Series B Preferred Stock are converted and the SPA Warrants are fully exercised. The issuance of such shares would result in significant dilution to our stockholders who are not the Buyers and would afford our stockholders a smaller percentage interest in the voting power, liquidation value, and aggregate book value of the Company. This means that our current stockholders who are not party to the SPA will own a smaller interest in us as a result of the conversion and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of shares of common stock upon conversion of the Series B Preferred Stock and exercise of the SPA Warrants will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

Description of Series B Preferred Stock

Ranking

All shares of the Company’s capital stock are junior in rank to the Series B Preferred Stock with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.

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Dividends

Holders of the Series B Preferred Stock are entitled to receive dividends when and as declared by the Board, from time to time, in its sole discretion. Dividends shall be paid by the Company out of funds available therefore, subject to the terms and conditions of the Certificate of Designations of Rights and Preferences of Series B Convertible Preferred Stock of SHF Holdings, Inc. (the “Series B Certificate of Designations”).

Conversion

Holders of the Series B Preferred Stock are entitled to convert any portion of their outstanding Series B Preferred Stock into validly issued, fully paid and non-assessable shares of common stock at the Conversion Rate (as defined below) at any time. If a conversion of the Series B Preferred Stock would result in the issuance of a fraction of a share of common stock, the Company will round such fraction of a share of common stock up to the nearest whole share. Subject to the terms of the Series B Certificate of Designations, the number of shares of common stock issuable to a Buyer upon conversion of any Series B Preferred Stock shall be determined by dividing (x) the Conversion Amount (as defined below) of such Series B Preferred Stock by (y) 7.7644 (subject to adjustment) (the “Conversion Rate”). For purposes of the Series B Certificate of Designations, the term “Conversion Amount” means, with respect to each share of Series B Preferred Stock, the sum of (1) $1,000 (subject to adjustment pursuant to the terms of the Series B Certificate of Designations), plus (2) any declared but unpaid dividends on such Series B Preferred Stock, plus (3) any other amounts owed to the holder of such Series B Preferred Stock pursuant to the Series B Certificate of Designations or another transaction document.

The Series B Certificate of Designations provides that the Company shall not effect the conversion of any of a holder’s Series B Preferred Stock to the extent that, after giving effect to such conversion, such holder and its affiliates collectively would beneficially own in excess of 4.99% of the shares of common stock outstanding immediately after giving effect to such conversion.

Voting and Consent Rights

Except as otherwise required by law, the holders of the Series B Preferred Stock, in their capacity as such, have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and are not entitled to call a meeting of such holders for any purpose nor are they entitled to participate in any meeting of the holders of common stock. Notwithstanding the foregoing, no capital stock that is of senior or pari passu rank to the Series B Preferred Stock can be created by the Company without the consent of the Required Holders (as defined in the SPA).

Designation

The Company has designated 35,000 shares of the Company’s preferred stock to be Series B Preferred Stock, pursuant to the Series B Certificate of Designations.

Description of Series B Preferred Stock

Duration and Exercise Price

Each SPA Warrant is a warrant to purchase shares of common stock and will be exercisable from the date that is six months and one day from the Applicable Date (as defined in the SPA) and will expire three years from such date. The SPA Warrants have an initial exercise price equal to $7.7644 per warrant share.

Exercise Price Adjustment

The exercise price and number of shares issuable upon exercise is subject to appropriate proportional adjustment in the event of share dividends, share splits, reorganizations or similar events affecting our Class A Common Stock and the exercise price. If on any of (i) the sixtieth (60th) calendar day after the Applicable Date, (ii) the ninetieth (90th) calendar day after the Applicable Date, or (iii) the one hundred and eightieth (180th) calendar day after the Applicable Date, as applicable, (each, an “Adjustment Date”), the exercise price then in effect is greater than the Market Price then in effect (each, an “Adjustment Price”), on such Adjustment Date the Exercise Price shall automatically lower to such Adjustment Price.

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Floor Price

Prior to the Stockholder Approval Date (as defined in the SPA), no adjustment shall cause the exercise price to be less than $7.7644 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the date of the SPA) (the “Exercise Floor Price”). As of the Stockholder Approval Date, any Dilutive Issuances or other events that would have resulted in an adjustment to the Exercise Price prior to the Stockholder Approval Date shall adjust the Exercise Price hereunder as if such Dilutive Issuances and/or other events, as applicable, occurred on the Stockholder Approval Date.

Transferability

Subject to applicable laws, a SPA Warrant may be transferred at the option of the holder upon surrender of the SPA Warrant to us together with the appropriate instruments of transfer and funds sufficient to pay any transfer taxes payable upon such transfer.

Trading Market

There is no trading market available for the SPA Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the SPA Warrants on any securities exchange or nationally recognized trading system.

Rights as a Shareholder

Except as otherwise provided in the SPA Warrants or by virtue of such holder’s ownership of the underlying shares of Class A common stock, the holders of the SPA Warrants do not have the rights or privileges of holders of our Class A common stock, including any voting rights, until they exercise their SPA Warrants.

Interest of Certain Persons in Matters to be Acted Upon

Other than as set forth in the Management Participation Proposal, no director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the SPA Issuance Proposal that is not shared by our stockholders.

Vote Required for Approval

Stockholders can vote “FOR,” “AGAINST” or “ABSTAIN” on the SPA Issuance Proposal.

The affirmative vote of the majority of votes cast on this Proposal is required to approve the SPA Issuance Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the SPA Issuance Proposal. We do not anticipate the SPA Issuance Proposal to be a “routine” matter on which brokers may vote without your instruction. Proxies solicited by the Board will be voted for approval of this Proposal unless otherwise instructed by you. If stockholder approval for this Proposal is not obtained, then the SPA 20% Issuance will not be effected.

The Board recommends a vote “FOR” the SPA Issuance Proposal.

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PROPOSAL 3:

COMMON STOCK ISSUANCE PROPOSAL

Pursuant to Rule 5635(d), we are asking stockholders to approve the issuance of shares of our common stock issuable to CREO in accordance with the terms of the Purchase Agreement.

Pursuant to the terms of the Purchase Agreement, we may issue and sell to CREO, from time to time, and CREO shall purchase from us, up to $150,000,000 (the “Total Purchase Commitment”) of the Company’s shares of common stock. The Company and CREO may mutually agree to increase the Total Purchase Commitment (up to an aggregate of $500,000,000), in which event for every $100,000,000 in increased Total Purchase Commitment (or pro-rata portion thereof), the Company shall issue CREO, within one business day of such increased Total Purchase Commitment being agreed to by the parties, additional preferred stock with a value equal to 0.75% of such increased Total Purchase Commitment. The actual number of shares of our Class A Common Stock issuable will vary depending on the then-current market price of shares of our Class A Common Stock sold to CREO under the Purchase Agreement but will not exceed the then-current number of shares we have registered with the SEC unless we file an additional registration statement under the Securities Act of 1933, as amended. We are not permitted under the terms of the Purchase Agreement to issue or sell any shares of common stock to CREO to the extent that, after giving effect thereto, the aggregate number of common shares that would be issued to CREO pursuant to the Purchase Agreement and the transactions contemplated therein would exceed 582,899, which represents 19.99% of the shares of common stock issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”). If we are unable to issue and sell shares to CREO under the terms of the Purchase Agreement in excess of the Exchange Cap, we may not be able to issue and sell the number of shares necessary to receive the Total Purchase Commitment from CREO.

Why the Company Needs Stockholder Approval

We are seeking stockholder approval of the Common Stock Issuance Proposal in order to comply with Rule 5635(d). Under Rule 5635(d), stockholders must approve any transaction, other than a public offering, involving a 20% Issuance at a price that is the lower of (i) the closing price immediately preceding the signing of a binding agreement related to a 20% Issuance or (ii) the Minimum Price. We intend to conduct a 20% Issuance at a price that is less than the Minimum Price in accordance with the terms of the Purchase Agreement (the “Common Stock 20% Issuance”). If the Common Stock Issuance Proposal is adopted, we will be able to issue shares of common stock in excess of the Exchange Cap to CREO pursuant to the Purchase Agreement.

Effect on Current Stockholders

The issuance of shares in excess of the Exchange Cap could result in significant dilution to our stockholders who are not CREO and would afford our stockholders a smaller percentage interest in the voting power, liquidation value, and aggregate book value of the Company. This means that our current stockholders who are not party to the Purchase Agreement will own a smaller interest in us as a result of the issuance and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of shares of common stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

Description of Common Stock

See “Proposal No. 1: Authorized Shares Amendment Proposal––Common Stock” for a description of the common stock.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Common Stock Issuance Proposal that is not shared by our stockholders.

Vote Required for Approval

Stockholders can vote “FOR,” “AGAINST” or “ABSTAIN” on the Common Stock Issuance Proposal.

The affirmative vote of the majority of votes cast on this Proposal is required to approve the Common Stock Issuance Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Common Stock Issuance Proposal. We do not anticipate the Common Stock Issuance Proposal to be a “routine” matter on which brokers may vote without your instruction. Proxies solicited by the Board will be voted for approval of this Proposal unless otherwise instructed by you. If stockholder approval for this Proposal is not obtained, then the Common Stock 20% Issuance will not be effected.

The Board recommends a vote “FOR” the Common Stock Issuance Proposal.

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PROPOSAL 4:

MANAGEMENT PARTICIPATION PROPOSAL

Pursuant to Rule 5635(c), stockholder approval is required prior to the issuance of common stock in connection with certain non-public offerings involving the sale, issuance, or potential issuance by the Company of equity compensation. For purposes of Rule 5635(c), “equity compensation” includes common stock (and/or securities convertible into or exercisable for common stock) issued to the Company’s officers, directors, employees at a discount to the then-current market price of our common stock.

We entered into the SPA with one or more of our directors and/or officers (the “Management Participants”). The Management Participants, in their respective capacities as Buyers, purchased an aggregate of 284 shares of Series B Preferred Stock and 5 SPA Warrants. In accordance with Rule 5635(c), we are asking for your approval to issue shares of common stock underlying the shares of Series B Preferred Stock and SPA Warrants that were purchased by the Management Participants because the conversion and exercise prices for the Series B Preferred Stock and SPA Warrants, respectively, may be less than the market price of our common stock at the time such shares of Series B Preferred Stock and SPA Warrants are converted or exercised, as applicable. We are not seeking the approval of our stockholders to authorize our entry into the SPA, but rather to approve the issuance of shares of our common stock to the Management Participants upon the conversion of the Series B Preferred Stock and the exercise of the SPA Warrants purchased by the Management Participants. If this Proposal is approved, then we may issue shares of our common stock to the Management Participants upon the conversion of their Series B Preferred Stock or exercise of the SPA Warrants, as applicable, irrespective of the then-current market price of our common stock. In contrast, if it is not approved, then the Series B Preferred Stock purchased by the Management Participants may not be converted into common stock and the SPA Warrants may not be exercised in order to acquire common stock unless the conversion or exercise price is equal to or greater than the then-current market price of our common stock.

Effect on Current Stockholders

If the Management Participation Proposal is adopted, up to 54,869 shares of common stock would, assuming the SPA Issuance Proposal is also adopted, be issued in the aggregate to the Management Participants upon conversion of the Series B Preferred Stock and exercise of the SPA Warrants, assuming all of their shares of Series B Preferred Stock are converted and that their SPA Warrants are fully exercised. The issuance of such shares could result in significant dilution to our stockholders who are not the Management Participants and could afford our stockholders a smaller percentage interest in the voting power, liquidation value, and aggregate book value of the Company. This means that our current stockholders who are not party to the SPA would own a smaller interest in us as a result of the conversion and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of shares of common stock upon conversion of the Series B Preferred Stock and exercise of the SPA Warrants will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

Interest of Certain Persons in Matters to be Acted Upon

The Management Participants may have a substantial interest, directly or indirectly, in the matter set forth by this Proposal by virtue of their purchase of the Series B Preferred Stock and the SPA Warrants. Other than the Management Participants, no director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Management Participation Proposal that is not shared by our stockholders.

Vote Required for Approval

Stockholders can vote “FOR,” “AGAINST” or “ABSTAIN” on the Management Participation Proposal.

The affirmative vote of the majority of votes cast on this Proposal is required to approve the Management Participation Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Management Participation Proposal. We do not anticipate the Management Participation Proposal to be a “routine” matter on which brokers may vote without your instruction. Proxies solicited by the Board will be voted for approval of this Proposal unless otherwise instructed by you. If stockholder approval for this Proposal is not obtained, then the Management Participants will not be permitted to convert their shares of Series B Preferred Stock into, or exercise their SPA Warrants in order to acquire, our common stock.

The Board recommends a vote “FOR” the Management Participation Proposal.

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PROPOSAL 5:

REVERSE STOCK SPLIT PROPOSAL

We are asking stockholders to authorize our Board to, in its sole discretion at any time, file the Reverse Stock Split Certificate (as defined below) to effect a reverse stock split of the outstanding shares of common stock at a ratio of not less than 2-for-1 or more than 12-for-1 shares (the “Reverse Stock Split”). The implementation of the Reverse Stock Split will not reduce the total number of authorized shares of common stock.

The Board has unanimously approved and declared advisable the Reverse Stock Split and recommended that our stockholders grant the Board discretionary authority to effect the Reverse Stock Split. The text of the proposed form of Certificate of Amendment to the Certificate of Incorporation (the “Reverse Split Certificate”) is attached hereto as Appendix B. The Reverse Split Certificate makes no other changes to our Certificate of Incorporation, and it does not reflect the Authorized Shares Amendment. See “Proposal 1: Authorized Shares Amendment Proposal.”

If stockholders approve this Proposal, then the Board will cause the Reverse Split Certificate to be filed with the Delaware Secretary of State and the Reverse Stock Split to be effected only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Split Certificate. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

The Reverse Split Certificate will effect a reverse stock split of the outstanding shares of common stock at a Reverse Stock Split ratio of not less than 2-for-1 or more than 12-for-1, as determined by the Board. We are proposing that the Board have the discretion to select the Reverse Stock Split ratio from within this range, rather than proposing that stockholders approve a specific ratio at this time, in order to give the Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “––Criteria to be Used for Determining Whether to Implement the Reverse Stock Split.” We believe that enabling the Board to set the ratio of the Reverse Stock Split within the stated range is in the best interests of the Company and its stockholders because it will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented.

As of the Record Date, there were 2,953,473 shares of common stock outstanding. Based on such number of shares of common stock outstanding, immediately following the effectiveness of the Reverse Stock Split, we will have, depending on the Reverse Stock Split ratio selected by the Board, outstanding shares as illustrated in the tables under the caption “—Principal Effects of the Reverse Stock Split—General.”

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All holders of common stock will be affected equally by the Reverse Stock Split.

If the Reverse Stock Split is implemented, the number of shares our common stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Stock Split. The number of shares of our common stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the last trading day before the effective time of the Reverse Stock Split (the “Effective Time”), provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of common stock that were outstanding immediately prior to the Effective Time and (b) the aggregate number of shares of common stock after the Effective Time into which the shares of common stock have been reclassified.

Background and Reasons for the Reverse Stock Split

The Board believes that effecting the Reverse Stock Split would help us to:

●	maintain the listing of our common stock and warrants on Nasdaq;
●	increase the per share price of our common stock;
●	maintain the marketability and liquidity of our common stock; and
●	provide other potential benefits.

Maintain Our Listing on Nasdaq

One primary purpose for effectuating the Reverse Stock Split, should the Board choose to effect it, would be to maintain the listing of our common stock and warrants on Nasdaq. Our common stock is listed under the symbol “SHFS” and our redeemable warrants are listed on Nasdaq under the symbol “SHFSW.”

On April 8, 2024, the Company received a notification letter from the listing qualifications department staff of Nasdaq (the “Staff”) notifying the Company that for the last 30 consecutive business days, the Company did not maintain a minimum closing bid price of $1.00 per share for its common stock, and thus, the Company no longer met Nasdaq’s minimum bid price requirement for continued listing on Nasdaq under Nasdaq Marketplace Rule 5550(a)(2), requiring a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”).

On October 3, 2024, the Company received notice from the Staff advising that the Staff determined the Company was eligible for an additional 180 calendar day period, or until March 31, 2025, to regain compliance with the Minimum Bid Price Requirement based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on Nasdaq with the exception of the bid price requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

In an effort to comply with the Minimum Bid Requirement, on March 4, 2025, we filed an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a reverse split of our issued and outstanding common stock at a ratio of 1-for-20. On April 7, 2025, the Company was informed by the Staff that they had determined the minimum closing bid price for the Company’s common stock was at least $1.00 per share for 10 consecutive business days, from March 24, 2025, to April 4, 2025. Accordingly, the Staff determined that the Company regained compliance with Minimum Bid Price Requirement, and, as such, the Staff indicated that the matter of the Company’s compliance with Minimum Bid Price Requirement was closed.

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However, there can be no guarantee that we will remain in compliance with the Minimum Bid Price Requirement. If our common stock were to be delisted from Nasdaq, our shares may then be quoted on the OTC Markets Group, Inc.’s marketplaces or other small trading markets, which are generally considered to have less volume and be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our securities due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons. In that event, our common stock could trade thinly as a microcap or penny stock, decrease to nominal levels of trading and be unattractive to retail and institutional investors, impairing the liquidity of our common stock.

As of October 13, 2025, the closing price of one share of our common stock was $3.73. The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our common stock as reported on Nasdaq, therefore reducing the risk that our common stock will be delisted from Nasdaq.

Our Board believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board recommended that our stockholders grant Board the discretionary authority to file the Reverse Split Certificate in order to effect the Reverse Stock Split and directed that this proposal be submitted to our stockholders for approval at the Special Meeting. Failure to approve the Reverse Stock Split Proposal may have serious, adverse effects on the Company and its stockholders.

Increase the Per Share Price of Our Common Stock

If the Board chooses to effect the Reverse Stock Split, we believe it would increase the per share price of the common stock. In determining to seek authorization for this proposal, the Board considered that, by effectively condensing a number of pre-split shares into one share of common stock, the market price of a post-split share should generally be greater than the current market price of a pre-split share.

Maintain the Marketability and Liquidity of Our Common Stock

The Board believes that the increased market price of the common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of the common stock and encourage interest and trading in the common stock. For example, certain practices and policies favor higher-priced securities listed on a national securities exchange, like Nasdaq, over lower-priced securities quoted on the over-the-counter markets:

●	Stock Price Requirements: Many brokerage firms have internal policies and practices that have the effect of discouraging individual brokers from recommending lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced securities in their portfolios, which reduces the number of potential purchasers of the common stock. Investment funds may also be reluctant to invest in lower-priced securities.
●	Stock Price Volatility: A higher stock price may increase the acceptability of the common stock to a number of long-term investors who may not find the common stock attractive at its current prices due to the trading volatility often associated with securities below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced securities.
●	Transaction Costs: Investors may be dissuaded from purchasing securities below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced securities.
●	Access to Capital Markets: If we are unable to regain compliance with Nasdaq’s listing standards and our common stock is delisted from Nasdaq, investor demand for additional shares of our common stock would be limited, thereby preventing us from accessing the public equity markets as a strategy to raise additional capital.

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We believe that the Reverse Stock Split, if effected, could increase analyst and broker interest in our common stock by avoiding these internal policies and practices. Increasing visibility of our common stock among a larger pool of potential investors could result in higher trading volumes. We also believe that the Reverse Stock Split may make our common stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the common stock for our stockholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy, which includes the strategic management of authorized capital for business purposes.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the Company’s previous reverse stock splits; the fact that the stock prices of some companies that have effected reverse stock splits, including the Company, have subsequently declined, sometimes significantly, following their reverse stock splits; the Company’s ability to maintain the listing of its securities on Nasdaq after completing the Reverse Stock Split; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Accordingly, after taking into account the negative factors associated with reverse stock splits and based on the positive factors discussed herein, the Board believes that being able to effect the Reverse Stock Split is in the best interests of the Company and its stockholders.

Criteria to be Used for Determining Whether to Implement the Reverse Stock Split

In determining whether and when to effect the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this proposal, the Board may consider factors such as:

●	the historical trading price and trading volume of the common stock;

●	the then-prevailing trading price and trading volume of the common stock and the expected impact of the Reverse Stock Split on the trading market for the common stock in the short and long term;

●	the continued listing requirements for the common stock on Nasdaq or other applicable exchange and our ability to maintain the listing of our common stock on Nasdaq;

●	actual and forecasted results of operations, and the likely effect of these results on the market price of common stock;

●	the projected impact of the Reverse Stock Split ratio on trading liquidity in the common stock;

●	the number of shares of common stock outstanding and the potential devaluation of our market capitalization as a result of the Reverse Stock Split;

●	the anticipated impact of a particular Reverse Stock Split ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market, industry and economic conditions.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock.

We expect that the Reverse Stock Split will increase the market price of our common stock. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies of similar size to us is varied, particularly because investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower-priced securities. In addition, we cannot assure you that our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance, similar to the prior reverse stock split by the Company. If the Reverse Stock Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

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The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The Reverse Stock Split may decrease the liquidity of our common stock because fewer shares would be outstanding after the Reverse Stock Split. In addition, if the Board implements the Reverse Stock Split, more stockholders may own “odd lots” of fewer than 100 shares of common stock, which may be more difficult to sell. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares or multiples of 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the common stock as described above.

We may not be able to meet the continued listing requirements for Nasdaq or another nationally recognized stock exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

In order to remain listed on Nasdaq, we will be required to meet the continued listing requirements of Nasdaq or any other U.S. or nationally recognized stock exchange to which we may apply and be approved for listing. We may be unable to satisfy these continued listing requirements, and there is no guarantee that our common stock will remain listed on Nasdaq or any other U.S. or nationally recognized stock exchange. If, after listing, our common stock is delisted from Nasdaq or any other U.S. or nationally recognized stock exchange, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our common stock;

●	reduced liquidity with respect to the market for our common stock;

●	a determination that our common stock is a “penny stock,” which will require brokers trading in our common stock to adhere to different rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our common stock;

●	a limited amount of news and analyst coverage; and

●	decreased ability to issue additional shares of our common stock or obtain additional financing in the future.

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If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

Effective Time

The Effective Time, if the Reverse Stock Split is approved by stockholders and implemented by us, will be the date and time that is determined by the Board.

If, at any time prior to the filing of the Reverse Split Certificate with the Delaware Secretary of State, the Board, in its discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Reverse Split Certificate or to abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

At the Effective Time, the Reverse Stock Split will combine, automatically and without any action on the part of us or our stockholders, the shares of common stock outstanding immediately prior thereto into a lesser number of new shares of common stock in accordance with the Reverse Stock Split ratio determined by the Board within the limits set forth in this proposal.

Fractional Shares

The Board does not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio that number of shares of common stock as rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

We do not expect the Reverse Stock Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Stock Split shares only by sending the exchange agent (who will be our transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post- Reverse Stock Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

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Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Principal Effects of the Reverse Stock Split

General

After the Effective Time, the number of our outstanding shares of common stock will decrease at the Reverse Stock Split ratio of not less than 2-for-1 or more than 12-for-1 shares. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same ratio for all shares, resulting in each stockholder owning fewer shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company. Voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of common stock immediately after the Reverse Stock Split. The number of stockholders of record will likely not be reduced by the Reverse Stock Split, as described above under the caption “––Fractional Shares.” The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The principal effects of the Reverse Stock Split will be that:

●	up to 12 shares of common stock owned by a stockholder will be combined into one new share of common stock, depending on the Reverse Stock Split ratio selected by the Board;

●	no fractional shares of common stock will be issued in connection with the Reverse Stock Split and instead we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio that number of shares of common stock as rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares, as described above;

●	proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of warrants and all then-outstanding awards under all of the Company’s equity plans;

●	the number of stockholders owning “odd lots” of less than 100 shares of common stock may increase; and

●	the number of shares then reserved for issuance under the Company’s equity plans will be proportionately reduced.

The following table contains approximate information, based on share information as of the Record Date, showing the impact of the Reverse Stock Split. This table does not reflect the effects of any other Proposal.

Reverse Stock Split Ratio	Number of Shares of Class A Common Stock Authorized	Number of Shares of Common Stock Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	130,000,000	2,953,473	708,816	126,337,711
2-for-1	130,000,000	1,476,737	354,408	128,168,855
12-for-1	130,000,000	246,123	59,068	129,694,809

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As illustrated in the table above, the Reverse Stock Split will not result in a reduction of the total number of shares of common stock that we are authorized to issue. The par value of the common stock would remain unchanged at $0.0001 per share.

After the Reverse Split Certificate is effective, the common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP number, a number used to identify the common stock.

The common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Stock Split will not affect the registration of common stock under the Exchange Act. The common stock would continue to be listed on Nasdaq under the symbol “SHFS” immediately following the Reverse Stock Split.

Effect of Reverse Stock Split on Stated Capital

Pursuant to the Reverse Stock Split, the par value of the common stock will remain $0.0001 per share. As a result of the Reverse Stock Split, the stated capital on our balance sheet attributable to common stock (subject to an adjustment in respect of the treatment of fractional shares) and the additional paid-in capital account will, in total, not change due to the Reverse Stock Split. However, the allocation between the stated capital attributable to common stock and the additional paid-in capital on our balance sheet will change because there will be fewer shares of common stock outstanding. The stated capital attributable to common stock will decrease, and in turn, the stated capital attributable to the additional paid-in capital will increase. The net income or loss per share of common stock will increase because there will be fewer shares of common stock outstanding. The Reverse Stock Split would be reflected retroactively in our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Shares Held in Book-Entry and Through a Broker

The combination of, and reduction in, the number of outstanding shares of common stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of common stock in “street name” (that is, through a broker) in the same manner as registered stockholders whose shares of common stock are registered in their names. Brokers will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of common stock in “street name;” however, these brokers may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of common stock with a broker, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of common stock you hold.

If you hold any of your shares of common stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will indicate how you can exchange your certificate representing the pre-Reverse Stock Split shares of common stock for either: (1) a certificate representing the post-Reverse Stock Split shares of common stock or (2) post-Reverse Stock Split shares of common stock in a book-entry form. Should you hold any pre-Reverse Stock Split shares in pure book-entry, meaning you do not hold any physical stock certificates, your pre-Reverse Stock Split book-entry shares will be automatically exchanged for the post-Reverse Stock Split shares, evidenced by a transaction statement that will be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of common stock you hold. Beginning at the Effective Time, each certificate representing pre-Reverse Stock Split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

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Stockholders should not destroy any pre-split stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Effects on Equity Compensation Plans and Awards and Convertible Securities

If the Reverse Stock Split is implemented, proportionate adjustments would generally be required to be made with regard to:

●	the number of shares deliverable upon vesting and settlement of outstanding restricted stock units issued under the Company’s Amended and Restated - 2022 Equity Incentive Plan (the “Plan”);

●	the number of shares reserved for issuance under the Plan; and

●	the per share conversion price, and the number of shares issuable upon conversion of, outstanding convertible securities entitling the holders to purchase or convert into, or otherwise acquire shares of our common stock.

In the case of options, convertible securities or other rights to acquire shares of our common stock, these adjustments would result in approximately the same aggregate price required under such options, convertible securities or other rights upon exercise, conversion, or settlement, and approximately the same value of shares of common stock being delivered upon such exercise, conversion, or settlement, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards and options and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the Plan, as applicable, or such stock option grants, as the case may be, which may include rounding the number of shares of common stock issuable down to the nearest whole share.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by our stockholders.

Reservation of Right to Delay the Filing of the Reverse Split Certificate, or Abandon the Reverse Stock Split

We reserve the right to delay the filing of the Reverse Split Certificate or abandon the Reverse Stock Split and at any time before the Effective Time, even if the Reverse Stock Split has been approved by stockholders at the Special Meeting. By voting in favor of an amendment to effect the Reverse Stock Split, you are also expressly authorizing the Board to delay, until the one-year anniversary of the Special Meeting or abandon the Reverse Stock Split if the Board determines that such action is in the best interests of the Company and its stockholders.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Under Delaware law, the Certificate of Incorporation and our Bylaws, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

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Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

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General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Vote Required

Stockholders can vote “FOR,” “AGAINST” or “ABSTAIN” on the Reverse Stock Split Proposal.

The affirmative vote of the majority of votes cast on this Proposal is required to approve the Reverse Stock Split Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Reverse Stock Split Proposal. We anticipate the Reverse Stock Split Proposal to be a “routine” matter on which brokers may vote, and as such we do not anticipate any broker non-votes. Proxies solicited by the Board will be voted for approval of this Proposal unless otherwise instructed by you. If stockholder approval for this Proposal is not obtained, then the Reverse Stock Split will not be effected.

The Board recommends a vote “FOR” the Reverse Stock Split Proposal.

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PROPOSAL 6:

ADJOURNMENT PROPOSAL

We are asking stockholders for approval to adjourn the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of one or more Proposal if there are not sufficient votes at the time of the Special Meeting to adopt a Proposal or to establish a quorum.

Vote Required

Stockholders can vote “FOR,” “AGAINST” or “ABSTAIN” on the Adjournment Proposal.

The affirmative vote of the majority of votes cast on this Proposal is required to approve the Adjournment Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal. We anticipate the Adjournment Proposal to be a “routine” matter on which brokers may vote, and as such we do not anticipate any broker non-votes. Proxies solicited by the Board will be voted for approval of this Proposal unless otherwise instructed by you. If stockholder approval for this Proposal is not obtained, then the Special Meeting will not be adjourned.

The Board recommends a vote “FOR” the Adjournment Proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding ordinary shares,

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below will have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws.

Subject to the paragraph above, the percentage ownership of issued shares is based on 2,953,473 shares of common stock issued and outstanding as of the Record Date.

The beneficial ownership information below excludes the shares underlying the Company’s warrants, the shares underlying the Series A Convertible Preferred Stock issued in connection with the Company’s 2022 PIPE financing, and the shares expected to be issued or reserved under the Plan.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 1526 Cole Blvd., Suite 250, Golden, Colorado 80401.

Name and Address of Beneficial Owner	Shares of Class A Common Stock		% of Total Voting Power(1)
Terrance E. Mendez	102,651	(2)	3.1%
Sundie Seefried	96,795	(3)	3.0%
Jonathon F. Niehaus	16,596	(4)	* %
Richard Carleton	15,635	(4)	* %
Francis A. Braun III	53,144	(5)	1.6%
Michael Regan	45,875	(5)	1.4%
Douglas Beck	45,875	(5)	1.4%
Jeffrey Kay	8,608	(5)	* %
(All Executive Officers and Directors as a Group (8 persons)):	385,179		11.8%

Five Percent and Other Holders:
Partner Colorado Credit Union	1,080,807	(6)	33.0%
M3 FUNDS, LLC	277,485	(7)	8.5%

*	Indicates ownership of less than 1% of the outstanding shares of our common stock.

(1)	The percentage of beneficial ownership of the Company is calculated based on 2,953,473 shares of common stock outstanding as of the Record Date, plus vested but unexercised options.
(2)	Composed entirely of incentive stock options that are vested, or vest in the next 60 days, to purchase shares of common stock, which options expire ten years from the grant date and have an exercise price per share equal to $2.99.
(3)	Includes 39,128 incentive stock options that are vested, or vest in the next 60 days, to purchase shares of common stock, which options expire ten years from the grant date and have an exercise price per share equal to $96.63.
(4)	Includes 11,628 incentive stock options that are vested, or vest in the next 60 days, to purchase shares of common stock, which options expire ten years from the grant date and have an exercise price per share equal to $9.68.
(5)	Composed entirely of incentive stock options that are vested, or vest in the next 60 days, to purchase shares of common stock, which options expire ten years from the grant date and have an exercise price per share equal to $2.40.
(6)	Based solely on information contained in a Schedule 13D filed with the SEC on July 21, 2023. The business address of Partner Colorado Credit Union is 6221 Sheridan Blvd, Arvada, CO 80003.
(7)	Based solely on information contained in a Schedule 13D filed with the SEC on February 14, 2024. The business address of M3 Funds, LLC is 2070 E 2100 S, Suite 250, Salt Lake City, UT 84109.

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Householding of Proxy Materials

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Colden Colorado 80401, or by telephone at (303) 431-3435, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Transfer Agent and Registrar

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

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 STOCKHOLDER PROPOSALS

As previously discussed in the proxy statement we filed with the SEC on May 28, 2025, pursuant to Rule 14a-8 of the SEC’s proxy rules, a stockholder intending to present a proposal to be included in the proxy statement for our 2026 annual meeting of stockholders (“2026 Annual Meeting”) must have delivered a proposal in writing to our principal executive offices no later than January 27, 2026 (or if we change the date of the 2026 Annual Meeting by more than 30 days from the date of the 2025 annual meeting of stockholders (“2025 Annual Meeting”), a reasonable time before we begin to print and mail the proxy materials for the 2026 Annual Meeting). Proposals should be addressed to Michael Regan, Chief Investment & Strategy Officer, SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. Proposals from stockholders must also comply with the SEC’s rules regarding the inclusion of stockholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

Stockholder proposals intended to be presented at, but not included in the proxy materials for, our 2026 Annual Meeting, including director nominations for election to our Board, must be timely received by us in writing at our principal executive offices, addressed to the Chief Investment & Strategy Officer of the Company as indicated above. Under our Bylaws, to be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 90 days, nor more than 120 days, prior to the meeting; provided, however, that in the event that the 2026 Annual Meeting is more than 30 days before or more than 60 days after the anniversary of the 2025 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the 2026 Annual Meeting and not later than the later of (x) the close of business on the 90th day before the 2026 Annual Meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. A stockholder’s notice to Michael Regan, Chief Investment & Strategy Officer, must set forth the following information as to each matter the stockholder proposes to bring before the annual meeting:

●	A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

●	The name and record address of the stockholder proposing such business,

●	The class and number of shares beneficially owned by the stockholder, and

●	Any material interest of the stockholder in such business.

●	The SEC’s rules permit our management to vote proxies on a proposal presented by a stockholder as described above, in the discretion of the persons named as proxy, if:

●	We receive timely notice of the proposal and advise our stockholders in that year’s proxy materials of the nature of the matter and how management intends to vote on the matter; or

●	We do not receive timely notice of the proposal in compliance with our Bylaws.

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OTHER MATTERS

Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the Notice of the Special Meeting to stockholders may be transacted at the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. The registration statement contains exhibits and other information that are not contained in this proxy statement. The descriptions in this proxy statement of the provisions of documents filed as exhibits to the registration statement are only summaries of those documents’ material terms. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Proposals, you should contact the Company at the following address and telephone number:

SHF Holdings, Inc.

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(303) 431-3435

Attention: Michael Regan, Chief Investment & Strategy Officer

Email: michael.regan@shfinancial.org

If you are a stockholder of the Company and would like to request documents, please do so by October 24, 2025, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to the Company has been supplied by the Company. Information provided by the Company does not constitute any representation, estimate or projection of any other party. The content contained on, or that can be accessed through, the websites referred to in this proxy statement, including our corporate website, are not deemed to be part of, and are not incorporated by reference into, this proxy statement unless expressly indicated otherwise.

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the proposals herein or the Company that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

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 APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SHF HOLDINGS, INC.

SHF Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 28, 2022 (the “Certificate of Incorporation”).

2. Section 4.1 of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“Section 4.1 The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 1,001,250,000 shares, consisting of (a) 1,000,000,000 shares of Class A common stock (the “Common Stock”) and (b) 1,250,000 shares of preferred stock (the “Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of the Certificate of Amendment to the Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on March 14, 2025, each 20 shares of Common Stock issued and outstanding immediately prior to the Effective Time automatically and without any action on the part of the respective holders thereof, combined and converted into one validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of Common Stock were issued in connection with the Reverse Stock Split. Any fractional shares of Common Stock that would have resulted from the Reverse Stock Split were rounded up to the nearest whole share of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (the “Old Certificates”), thereafter represented that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate were combined, subject to the elimination of fractional share interests as described above.”

3. This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Terrance Mendez, its Chief Executive Officer, this [●] day of [●].

By:
Terrance Mendez
Chief Executive Officer

A-2

APPENDIX B

CERTIFICATE OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SHF HOLDINGS, INC.

SHF Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 28, 2022 (the “Certificate of Incorporation”).

2. Section 4.1 of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“Section 4.1 The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 131,250,000 shares, consisting of (a) 130,000,000 shares of Class A Common Stock (the “Common Stock”) and (b) 1,250,000 shares of preferred stock (the “Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

Upon the filing and effectiveness pursuant to the Delaware General Corporation Law of the Certificate of Amendment to the Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on March 14, 2025 (the “March Effective Time”), each 20 shares of Common Stock issued and outstanding immediately prior to the March Effective Time automatically and without any action on the part of the respective holders thereof, combined and converted into one validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “March Reverse Stock Split”). No certificates representing fractional shares of Common Stock were issued in connection with the Reverse Stock Split. Any fractional shares of Common Stock that would have resulted from the Reverse Stock Split were rounded up to the nearest whole share of Common Stock. Each certificate that immediately prior to the March Effective Time represented shares of Common Stock (the “March Old Certificates”), thereafter represented that number of shares of Common Stock into which the shares of Common Stock represented by the March Old Certificate were combined, subject to the elimination of fractional share interests as described above.”

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [●] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Any fractional shares of Common Stock that would result from the Reverse Stock Split will be rounded up to the nearest whole share of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

3. This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Terrance Mendez, its Chief Executive Officer, this [●] day of [●].

By:
Terrance Mendez
Chief Executive Officer

B-2

SAFE HARBOR FINANCIAL

SHF HOLDINGS, INC.
1526 COLE BLVD, SUITE 250
GOLDEN, CO 80401

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SFHS2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80693-Z91419

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SHF HOLDINGS, INC.

The Board of Directors recommends a vote FOR Proposal No. 1.

The Board of Directors recommends a vote FOR Proposal No. 2.

The Board of Directors recommends a vote FOR Proposal No. 3.

The Board of Directors recommends a vote FOR Proposal No. 4.

	For	Against	Abstain
4. To approve, pursuant to Nasdaq Listing Rule 5635(c), the participation by the Company's management in certain offerings of our common stock.	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal No. 5.

The Board of Directors recommends a vote FOR Proposal No. 6.

PLEASE MARK, DATE, AND RETURN THIS PROXY PROMPTLY.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If stockholder is a partnership, sign in partnership name by an authorized person, giving full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V80694-Z91419

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Terrance Mendez and Michael Regan (the "**Proxies**") as proxies, and each of them with full power to act without the other, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Class A common stock of SHF Holdings, Inc. ("**SHF**") that the undersigned stockholder is entitled to vote at the 2025 Special Meeting of Stockholders of SHF to be held at 10:00 AM MST on November 6, 2025 via www.virtualshareholdermeeting.com/SFHS2025SM, or any postponement or adjournment thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1, 2, 3, 4, 5 AND 6.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.
THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)